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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 30, 2004
                                ----------------
                Date of report (date of earliest event reported)



                                 USF CORPORATION
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       0-19791                                     36-3790696
       -------                                     ----------
(Commission File Number)              (IRS Employer Identification No.)


                8550 W. BRYN MAWR AVENUE, CHICAGO, ILLINOIS 60631
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (312) 824-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective as of January 30, 2004, USF Corporation, a Delaware corporation (the "Company"), entered into an Amended and Restated Rights Agreement with Computershare Investor Services, LLC, as Rights Agent, which supersedes the Rights Agreement originally entered into on February 4, 1994 with Harris Trust and Savings Bank, as Rights Agent (as so amended and restated, the "Rights Agreement"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Rights Agreement.

         In connection with the amendment and restatement of the Rights Agreement, the Final Expiration Date of the Rights has been extended to January 31, 2014 subject to the conditions as set forth in the Rights Agreement and the Rights shall be subject to review by a committee of independent Directors at least every three years. The purchase price for each Right has been increased to $140 and all of the so-called "dead hand" provisions (purporting to require approval of certain actions affecting the Rights by "Continuing Directors," i.e. directors continuing in office from the original effective date of the Rights Agreement and successor directors nominated by them) have been deleted from the Rights Agreement.

         A copy of the Rights Agreement and the exhibits thereto have been filed as an exhibit to a Form 8-A/A filed on January 30, 2004, and are incorporated herein by this reference. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

         In conjunction with approving the amended and restated Rights Agreement, the Company's Board of Directors also adopted policies providing for review of the Rights by a committee of independent Directors at least once every three years as described in the Summary of Rights attached as an Exhibit to the Rights Agreement.

         On January 29, 2004, the Company issued a press release announcing the amendment and restatement of its Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)
              EXHIBITS

         4.1 Rights Agreement, as amended and restated as of January 30, 2004, between the Company and Computershare Investor Services, LLC, as Rights Agent (incorporated by reference to exhibit 4.1 of the Company's Form 8-A/A filed on January 30, 2004).

         99.1     Press Release, dated January 29, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USF CORPORATION



Date:  January 30, 2004                    By: /s/ Richard C. Pagano
                                              ----------------------------------
                                              Richard C. Pagano,
                                              Senior Vice President,
                                              General Counsel and Secretary





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EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION


4.1 Rights Agreement, as amended and restated as of January 30, 2004, between the Company and Computershare Investor Services, LLC as Rights Agent (incorporated by reference to exhibit 4.1 of the Company's Form 8-A/A filed on January 30, 2004).


99.1           Press Release, dated January 29, 2004






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